(a)(48)

ARTICLES SUPPLEMENTARY

TO

ARTICLES OF INCORPORATION

OF

VOYA PARTNERS, INC.

Voya Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

SECOND:  The total number of shares of Capital Stock that the Corporation currently has authority to issue is Twenty Billion, Six Hundred Million (20,600,000,000), with a par value of one-tenth of one cent ($0.001) per share, and an aggregate par value of Twenty Million, Six Hundred Thousand Dollars ($20,600,000);

THIRD:  Pursuant to Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, at a meeting duly convened and held on January 22, 2015, adopted resolutions increasing the authorized Capital Stock of the Corporation by Two Billion (2,000,000,000) shares to a total of Twenty-Two Billion, Six Hundred Million (22,600,000,000) shares, with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Twenty-Two Million, Six Hundred Thousand Dollars ($22,600,000).  Under a power contained in the charter of the Corporation (the “Charter”), the Board of Directors further classified One Billion (1,000,000,000) authorized and unissued shares of Capital Stock of the Corporation, as herein increased, as follows:

Name of Class	Shares Allocated

Voya Index Solution 2020 Portfolio — Class Z	100,000,000
Voya Index Solution 2025 Portfolio — Class Z	100,000,000
Voya Index Solution 2030 Portfolio — Class Z	100,000,000
Voya Index Solution 2035 Portfolio — Class Z	100,000,000
Voya Index Solution 2040 Portfolio — Class Z	100,000,000
Voya Index Solution 2045 Portfolio — Class Z	100,000,000
Voya Index Solution 2050 Portfolio — Class Z	100,000,000
Voya Index Solution 2055 Portfolio — Class Z	100,000,000
Voya Index Solution 2060 Portfolio — Class Z	100,000,000
Voya Index Solution Income Portfolio — Class Z	100,000,000

FOURTH:

Section 4.1            A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions,

limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

The shares of Voya Index Solution 2020 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2025 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2030 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2035 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2040 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2045 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2050 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2055 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution 2060 Portfolio — Class Z shall represent an investment in a common investment portfolio.

The shares of Voya Index Solution Income Portfolio — Class Z shall represent an investment in a common investment portfolio.

Section 4.2            A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a “Class”) and each common investment portfolio of the Corporation (each hereinafter referred to as a “Portfolio”) is set forth in the Corporation’s Charter with respect to its shares generally and to the following:

(i)            Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

(ii)           The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation’s multiple class plan (the “Plan”), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

(iii)          The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

(iv)          Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

Section 4.3            Subject to compliance with the requirements of the Investment Company Act and the satisfaction of the conditions described herein, and without any action by the holders of shares, the Corporation, on behalf of Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution Income Portfolio, shall effect the transactions described below (each, a “Reorganization”):

(i)            As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2020 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2020 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2020 Portfolio —Class Z in complete liquidation of the Voya Index Solution 2020  Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2020 Portfolio —Class Z.

(ii)           As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2025 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2025 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2025 Portfolio —Class Z in complete liquidation of the Voya Index Solution 2025 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2025 Portfolio —Class Z.

(iii)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2030 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2030 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2025 Portfolio — Class Z in complete liquidation of the Voya Index Solution 2030 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2030 Portfolio —Class Z.

(iv)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2035 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2035 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2035 Portfolio —Class Z in complete liquidation of the Voya Index Solution 2035 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2035 Portfolio —Class Z.

(v)           As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2040 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2040 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2040 Portfolio — Class Z in complete liquidation of the Voya Index Solution 2040 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2040 Portfolio —Class Z.

(vi)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2045 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2045 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2045 Portfolio — Class Z in complete liquidation of the Voya Index Solution 2045 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2045 Portfolio —Class Z.

(vii)         As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2050 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2050 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution

2050 Portfolio — Class Z in complete liquidation of the Voya Index Solution 2050 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2050 Portfolio —Class Z.

(viii)        As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2055 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2055 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2055 Portfolio — Class Z in complete liquidation of the Voya Index Solution 2055 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2055 Portfolio —Class Z.

(ix)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of Voya Index Solution 2055 Portfolio — Class Z shall automatically be exchanged for that number of shares of the Voya Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of Voya Index Solution 2055 Portfolio — Class Z and (ii) such shares of Voya Index Solution Income Portfolio shall be issued and distributed to the holders of shares of Voya Index Solution 2055 Portfolio — Class Z in complete liquidation of the Voya Index Solution 2055 Portfolio —Class Z and acquisition of all such outstanding shares of Voya Index Solution 2055 Portfolio —Class Z.

As of the date of a Reorganization, if necessary, the number of authorized shares of the applicable Class of Voya Index Solution Income Portfolio will increase by such number of shares of the Voya Index Solution Income Portfolio to be issued and distributed as described above.  Upon the completion of a Reorganization, the authorized but unissued shares of the reorganizing Portfolio, and the outstanding shares of such Portfolio acquired by such Portfolio pursuant to the liquidation of such Portfolio, shall return to the status of authorized but unissued shares of stock without classification or designation as to class or series.  The date set by the Board of Directors for any Reorganization shall be no earlier than the applicable Target Date (as defined with respect to each Portfolio in the Registration Statement covering the shares of such Portfolio, and the form of prospectus included therein, and any amendments thereto).  Notwithstanding any other provision in this Section 4.3, the Reorganization of any Class of a Portfolio shall not be effective, unless the Board of Directors determines, in advance of the Reorganization, that such Reorganization is in the best interests of (i) the shareholders of each Portfolio and (ii) the Corporation.

FIFTH:  (a) Immediately before the increase in the number of authorized Capital Stock of the Corporation and the classification of the additional Capital Stock as provided in Article THIRD, The Corporation had Twenty Billion, Six Hundred Million (20,600,000,000) authorized shares of Capital Stock, with an aggregate par value of Twenty Billion, Six Hundred Thousand Dollars ($20,600,000) classified as follows:

Name of Class	Shares Allocated

Voya Aggregate Bond Portfolio — Initial Class	100,000,000
Voya Aggregate Bond Portfolio — Adviser Class	100,000,000
Voya Aggregate Bond Portfolio — Service Class	100,000,000
Voya Aggregate Bond Portfolio — Service 2 Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Initial Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Adviser Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Service Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Service 2 Class	100,000,000
VY Baron Growth — Initial Class	100,000,000
VY Baron Growth — Adviser Class	100,000,000
VY Baron Growth — Service Class	100,000,000
VY Baron Growth — Service 2 Class	100,000,000
VY Columbia Contrarian Core Portfolio — Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio — Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio — Service Class	100,000,000
VY Columbia Contrarian Core Portfolio — Service 2 Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Adviser Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Service 2 Class	100,000,000
VY Fidelity® VIP Contrafund® Portfolio — Initial Class	100,000,000
VY Fidelity® VIP Contrafund® Portfolio — Adviser Class	100,000,000
VY Fidelity® VIP Contrafund® Portfolio — Service Class	100,000,000
VY Fidelity® VIP Equity-Income Portfolio — Initial Class	100,000,000
VY Fidelity® VIP Equity-Income Portfolio — Adviser Class	100,000,000
VY Fidelity® VIP Equity-Income Portfolio — Service Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Initial Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Adviser Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Service Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Service 2 Class	100,000,000
Voya Global Bond Portfolio — Initial Class	100,000,000
Voya Global Bond Portfolio — Adviser Class	100,000,000
Voya Global Bond Portfolio — Service Class	100,000,000
Voya Index Solution 2015 Portfolio — Initial Class	100,000,000
Voya Index Solution 2015 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2015 Portfolio — Service Class	100,000,000
Voya Index Solution 2015 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2015 Portfolio — Class T	100,000,000
Voya Index Solution 2020 Portfolio — Initial Class	100,000,000
Voya Index Solution 2020 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2020 Portfolio — Service Class	100,000,000
Voya Index Solution 2020 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2020 Portfolio — Class T	100,000,000

Name of Class	Shares Allocated

Voya Index Solution 2025 Portfolio — Initial Class	100,000,000
Voya Index Solution 2025 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio — Service Class	100,000,000
Voya Index Solution 2025 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio — Class T	100,000,000
Voya Index Solution 2030 Portfolio — Initial Class	100,000,000
Voya Index Solution 2030 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio — Service Class	100,000,000
Voya Index Solution 2030 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio — Class T	100,000,000
Voya Index Solution 2035 Portfolio — Initial Class	100,000,000
Voya Index Solution 2035 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio — Service Class	100,000,000
Voya Index Solution 2035 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio — Class T	100,000,000
Voya Index Solution 2040 Portfolio — Initial Class	100,000,000
Voya Index Solution 2040 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio — Service Class	100,000,000
Voya Index Solution 2040 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio — Class T	100,000,000
Voya Index Solution 2045 Portfolio — Initial Class	100,000,000
Voya Index Solution 2045 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio — Service Class	100,000,000
Voya Index Solution 2045 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio — Class T	100,000,000
Voya Index Solution 2050 Portfolio — Initial Class	100,000,000
Voya Index Solution 2050 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio — Service Class	100,000,000
Voya Index Solution 2050 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio — Class T	100,000,000
Voya Index Solution 2055 Portfolio — Initial Class	100,000,000
Voya Index Solution 2055 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio — Service Class	100,000,000
Voya Index Solution 2055 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio — Class T	100,000,000
Voya Index Solution 2060 Portfolio — Initial Class	100,000,000
Voya Index Solution 2060 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio — Service Class	100,000,000
Voya Index Solution 2060 Portfolio — Service 2 Class	100,000,000
Voya Index Solution Income Portfolio — Initial Class	100,000,000
Voya Index Solution Income Portfolio — Adviser Class	100,000,000
Voya Index Solution Income Portfolio — Service Class	100,000,000
Voya Index Solution Income Portfolio — Service 2 Class	100,000,000
Voya Index Solution Income Portfolio — Class T	100,000,000

Name of Class	Shares Allocated

VY Invesco Comstock Portfolio — Initial Class	100,000,000
VY Invesco Comstock Portfolio — Adviser Class	100,000,000
VY Invesco Comstock Portfolio — Service Class	100,000,000
VY Invesco Comstock Portfolio — Service 2 Class	100,000,000
VY Invesco Equity and Income Portfolio — Initial Class	100,000,000
VY Invesco Equity and Income Portfolio — Adviser Class	100,000,000
VY Invesco Equity and Income Portfolio — Service Class	100,000,000
VY Invesco Equity and Income Portfolio — Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Adviser Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Service Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Service 2 Class	100,000,000
VY Oppenheimer Global Portfolio — Initial Class	250,000,000
VY Oppenheimer Global Portfolio — Adviser Class	100,000,000
VY Oppenheimer Global Portfolio — Service Class	100,000,000
VY Oppenheimer Global Portfolio — Service 2 Class	100,000,000
VY Pioneer High Yield Portfolio — Initial Class	100,000,000
VY Pioneer High Yield Portfolio — Service Class	100,000,000
VY Pioneer High Yield Portfolio — Service 2 Class	100,000,000
Voya Solution 2015 Portfolio — Initial Class	100,000,000
Voya Solution 2015 Portfolio — Adviser Class	100,000,000
Voya Solution 2015 Portfolio — Service Class	100,000,000
Voya Solution 2015 Portfolio — Service 2 Class	100,000,000
Voya Solution 2015 Portfolio — Class T	100,000,000
Voya Solution 2020 Portfolio — Initial Class	100,000,000
Voya Solution 2020 Portfolio — Adviser Class	100,000,000
Voya Solution 2020 Portfolio — Service Class	100,000,000
Voya Solution 2020 Portfolio — Service 2 Class	100,000,000
Voya Solution 2020 Portfolio — Class T	100,000,000
Voya Solution 2025 Portfolio — Initial Class	100,000,000
Voya Solution 2025 Portfolio — Adviser Class	100,000,000
Voya Solution 2025 Portfolio — Service Class	100,000,000
Voya Solution 2025 Portfolio — Service 2 Class	100,000,000
Voya Solution 2025 Portfolio — Class T	100,000,000
Voya Solution 2030 Portfolio — Initial Class	100,000,000
Voya Solution 2030 Portfolio — Adviser Class	100,000,000
Voya Solution 2030 Portfolio — Service Class	100,000,000
Voya Solution 2030 Portfolio — Service 2 Class	100,000,000
Voya Solution 2030 Portfolio — Class T	100,000,000
Voya Solution 2035 Portfolio — Initial Class	100,000,000
Voya Solution 2035 Portfolio — Adviser Class	100,000,000
Voya Solution 2035 Portfolio — Service Class	100,000,000
Voya Solution 2035 Portfolio — Service 2 Class	100,000,000
Voya Solution 2035 Portfolio — Class T	100,000,000

Name of Class	Shares Allocated

Voya Solution 2040 Portfolio — Initial Class	100,000,000
Voya Solution 2040 Portfolio — Adviser Class	100,000,000
Voya Solution 2040 Portfolio — Service Class	100,000,000
Voya Solution 2040 Portfolio — Service 2 Class	100,000,000
Voya Solution 2040 Portfolio — Class T	100,000,000
Voya Solution 2045 Portfolio — Initial Class	100,000,000
Voya Solution 2045 Portfolio — Adviser Class	100,000,000
Voya Solution 2045 Portfolio — Service Class	100,000,000
Voya Solution 2045 Portfolio — Service 2 Class	100,000,000
Voya Solution 2045 Portfolio — Class T	100,000,000
Voya Solution 2050 Portfolio — Initial Class	100,000,000
Voya Solution 2050 Portfolio — Adviser Class	100,000,000
Voya Solution 2050 Portfolio — Service Class	100,000,000
Voya Solution 2050 Portfolio — Service 2 Class	100,000,000
Voya Solution 2050 Portfolio — Class T	100,000,000
Voya Solution 2055 Portfolio — Initial Class	100,000,000
Voya Solution 2055 Portfolio — Adviser Class	100,000,000
Voya Solution 2055 Portfolio — Service Class	100,000,000
Voya Solution 2055 Portfolio — Service 2 Class	100,000,000
Voya Solution 2055 Portfolio — Class T	100,000,000
Voya Solution 2060 Portfolio — Initial Class	100,000,000
Voya Solution 2060 Portfolio — Adviser Class	100,000,000
Voya Solution 2060 Portfolio — Service Class	100,000,000
Voya Solution 2060 Portfolio — Service 2 Class	100,000,000
Voya Solution 2060 Portfolio — Class T	100,000,000
Voya Solution Aggressive Portfolio — Initial Class	100,000,000
Voya Solution Aggressive Portfolio — Adviser Class	100,000,000
Voya Solution Aggressive Portfolio — Service Class	100,000,000
Voya Solution Aggressive Portfolio — Service 2 Class	100,000,000
Voya Solution Balanced Portfolio — Initial Class	100,000,000
Voya Solution Balanced Portfolio — Adviser Class	100,000,000
Voya Solution Balanced Portfolio — Service Class	100,000,000
Voya Solution Balanced Portfolio — Service 2 Class	100,000,000
Voya Solution Conservative Portfolio — Initial Class	100,000,000
Voya Solution Conservative Portfolio — Adviser Class	100,000,000
Voya Solution Conservative Portfolio — Service Class	100,000,000
Voya Solution Conservative Portfolio — Service 2 Class	100,000,000
Voya Solution Income Portfolio — Initial Class	100,000,000
Voya Solution Income Portfolio — Adviser Class	100,000,000
Voya Solution Income Portfolio — Service Class	100,000,000
Voya Solution Income Portfolio — Service 2 Class	100,000,000
Voya Solution Income Portfolio — Class T	100,000,000
Voya Solution Moderately Aggressive Portfolio — Initial Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Adviser Class	100,000,000

Name of Class	Shares Allocated

Voya Solution Moderately Aggressive Portfolio — Service Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Service 2 Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Initial Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Adviser Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Service Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Service 2 Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Initial Class	250,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Adviser Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Service Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Service 2 Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Adviser Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Service 2 Class	100,000,000
VY Templeton Foreign Equity Portfolio — Initial Class	100,000,000
VY Templeton Foreign Equity Portfolio — Adviser Class	100,000,000
VY Templeton Foreign Equity Portfolio — Service Class	100,000,000
VY Templeton Foreign Equity Portfolio — Service 2 Class	100,000,000

for a total of Nineteen Billion, Six Hundred Million (19,600,000,000) shares classified into separate classes of Capital Stock, with One Billion (1,000,000,000) being unclassified.

(b) As hereby increased and classified, as provided in Article THIRD, the total number of authorized shares of Capital Stock of the Corporation is Twenty-Two Billion, Six Hundred Million  (22,600,000,000), with an aggregate par value of Twenty-Two Million, Six Hundred Thousand Dollars ($22,600,000) classified as follows:

Name of Class	Shares Allocated

Voya Aggregate Bond Portfolio — Initial Class	100,000,000
Voya Aggregate Bond Portfolio — Adviser Class	100,000,000
Voya Aggregate Bond Portfolio — Service Class	100,000,000
Voya Aggregate Bond Portfolio — Service 2 Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Initial Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Adviser Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Service Class	100,000,000
VY American Century Small-Mid Cap Value Portfolio — Service 2 Class	100,000,000
VY Baron Growth — Initial Class	100,000,000
VY Baron Growth — Adviser Class	100,000,000
VY Baron Growth — Service Class	100,000,000
VY Baron Growth — Service 2 Class	100,000,000
VY Columbia Contrarian Core Portfolio — Initial Class	100,000,000
VY Columbia Contrarian Core Portfolio — Adviser Class	100,000,000
VY Columbia Contrarian Core Portfolio — Service Class	100,000,000

Name of Class	Shares Allocated

VY Columbia Contrarian Core Portfolio — Service 2 Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Initial Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Adviser Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Service Class	100,000,000
VY Columbia Small Cap Value II Portfolio — Service 2 Class	100,000,000
VY Fidelity® VIP Contrafund® Portfolio — Initial Class	100,000,000
VY Fidelity® VIP Contrafund® Portfolio — Adviser Class	100,000,000
VY Fidelity® VIP Contrafund® Portfolio — Service Class	100,000,000
VY Fidelity® VIP Equity-Income Portfolio — Initial Class	100,000,000
VY Fidelity® VIP Equity-Income Portfolio — Adviser Class	100,000,000
VY Fidelity® VIP Equity-Income Portfolio — Service Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Initial Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Adviser Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Service Class	100,000,000
VY Fidelity® VIP Mid Cap Portfolio — Service 2 Class	100,000,000
Voya Global Bond Portfolio — Initial Class	100,000,000
Voya Global Bond Portfolio — Adviser Class	100,000,000
Voya Global Bond Portfolio — Service Class	100,000,000
Voya Index Solution 2015 Portfolio — Initial Class	100,000,000
Voya Index Solution 2015 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2015 Portfolio — Service Class	100,000,000
Voya Index Solution 2015 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2015 Portfolio — Class T	100,000,000
Voya Index Solution 2020 Portfolio — Initial Class	100,000,000
Voya Index Solution 2020 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2020 Portfolio — Service Class	100,000,000
Voya Index Solution 2020 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2020 Portfolio — Class T	100,000,000
Voya Index Solution 2020 Portfolio — Class Z	100,000,000
Voya Index Solution 2025 Portfolio — Initial Class	100,000,000
Voya Index Solution 2025 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2025 Portfolio — Service Class	100,000,000
Voya Index Solution 2025 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2025 Portfolio — Class T	100,000,000
Voya Index Solution 2025 Portfolio — Class Z	100,000,000
Voya Index Solution 2030 Portfolio — Initial Class	100,000,000
Voya Index Solution 2030 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2030 Portfolio — Service Class	100,000,000
Voya Index Solution 2030 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2030 Portfolio — Class T	100,000,000
Voya Index Solution 2030 Portfolio — Class Z	100,000,000
Voya Index Solution 2035 Portfolio — Initial Class	100,000,000
Voya Index Solution 2035 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2035 Portfolio — Service Class	100,000,000

Name of Class	Shares Allocated

Voya Index Solution 2035 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2035 Portfolio — Class T	100,000,000
Voya Index Solution 2035 Portfolio — Class Z	100,000,000
Voya Index Solution 2040 Portfolio — Initial Class	100,000,000
Voya Index Solution 2040 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2040 Portfolio — Service Class	100,000,000
Voya Index Solution 2040 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2040 Portfolio — Class T	100,000,000
Voya Index Solution 2040 Portfolio — Class Z	100,000,000
Voya Index Solution 2045 Portfolio — Initial Class	100,000,000
Voya Index Solution 2045 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2045 Portfolio — Service Class	100,000,000
Voya Index Solution 2045 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2045 Portfolio — Class T	100,000,000
Voya Index Solution 2045 Portfolio — Class Z	100,000,000
Voya Index Solution 2050 Portfolio — Initial Class	100,000,000
Voya Index Solution 2050 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2050 Portfolio — Service Class	100,000,000
Voya Index Solution 2050 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2050 Portfolio — Class T	100,000,000
Voya Index Solution 2050 Portfolio — Class Z	100,000,000
Voya Index Solution 2055 Portfolio — Initial Class	100,000,000
Voya Index Solution 2055 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2055 Portfolio — Service Class	100,000,000
Voya Index Solution 2055 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2055 Portfolio — Class T	100,000,000
Voya Index Solution 2055 Portfolio — Class Z	100,000,000
Voya Index Solution 2060 Portfolio — Initial Class	100,000,000
Voya Index Solution 2060 Portfolio — Adviser Class	100,000,000
Voya Index Solution 2060 Portfolio — Service Class	100,000,000
Voya Index Solution 2060 Portfolio — Service 2 Class	100,000,000
Voya Index Solution 2060 Portfolio — Class Z	100,000,000
Voya Index Solution Income Portfolio — Initial Class	100,000,000
Voya Index Solution Income Portfolio — Adviser Class	100,000,000
Voya Index Solution Income Portfolio — Service Class	100,000,000
Voya Index Solution Income Portfolio — Service 2 Class	100,000,000
Voya Index Solution Income Portfolio — Class T	100,000,000
Voya Index Solution Income Portfolio — Class Z	100,000,000
VY Invesco Comstock Portfolio — Initial Class	100,000,000
VY Invesco Comstock Portfolio — Adviser Class	100,000,000
VY Invesco Comstock Portfolio — Service Class	100,000,000
VY Invesco Comstock Portfolio — Service 2 Class	100,000,000
VY Invesco Equity and Income Portfolio — Initial Class	100,000,000
VY Invesco Equity and Income Portfolio — Adviser Class	100,000,000

Name of Class	Shares Allocated

VY Invesco Equity and Income Portfolio — Service Class	100,000,000
VY Invesco Equity and Income Portfolio — Service 2 Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Initial Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Adviser Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Service Class	100,000,000
VY JPMorgan Mid Cap Value Portfolio — Service 2 Class	100,000,000
VY Oppenheimer Global Portfolio — Initial Class	250,000,000
VY Oppenheimer Global Portfolio — Adviser Class	100,000,000
VY Oppenheimer Global Portfolio — Service Class	100,000,000
VY Oppenheimer Global Portfolio — Service 2 Class	100,000,000
VY Pioneer High Yield Portfolio — Initial Class	100,000,000
VY Pioneer High Yield Portfolio — Service Class	100,000,000
VY Pioneer High Yield Portfolio — Service 2 Class	100,000,000
Voya Solution 2015 Portfolio — Initial Class	100,000,000
Voya Solution 2015 Portfolio — Adviser Class	100,000,000
Voya Solution 2015 Portfolio — Service Class	100,000,000
Voya Solution 2015 Portfolio — Service 2 Class	100,000,000
Voya Solution 2015 Portfolio — Class T	100,000,000
Voya Solution 2020 Portfolio — Initial Class	100,000,000
Voya Solution 2020 Portfolio — Adviser Class	100,000,000
Voya Solution 2020 Portfolio — Service Class	100,000,000
Voya Solution 2020 Portfolio — Service 2 Class	100,000,000
Voya Solution 2020 Portfolio — Class T	100,000,000
Voya Solution 2025 Portfolio — Initial Class	100,000,000
Voya Solution 2025 Portfolio — Adviser Class	100,000,000
Voya Solution 2025 Portfolio — Service Class	100,000,000
Voya Solution 2025 Portfolio — Service 2 Class	100,000,000
Voya Solution 2025 Portfolio — Class T	100,000,000
Voya Solution 2030 Portfolio — Initial Class	100,000,000
Voya Solution 2030 Portfolio — Adviser Class	100,000,000
Voya Solution 2030 Portfolio — Service Class	100,000,000
Voya Solution 2030 Portfolio — Service 2 Class	100,000,000
Voya Solution 2030 Portfolio — Class T	100,000,000
Voya Solution 2035 Portfolio — Initial Class	100,000,000
Voya Solution 2035 Portfolio — Adviser Class	100,000,000
Voya Solution 2035 Portfolio — Service Class	100,000,000
Voya Solution 2035 Portfolio — Service 2 Class	100,000,000
Voya Solution 2035 Portfolio — Class T	100,000,000
Voya Solution 2040 Portfolio — Initial Class	100,000,000
Voya Solution 2040 Portfolio — Adviser Class	100,000,000
Voya Solution 2040 Portfolio — Service Class	100,000,000
Voya Solution 2040 Portfolio — Service 2 Class	100,000,000
Voya Solution 2040 Portfolio — Class T	100,000,000
Voya Solution 2045 Portfolio — Initial Class	100,000,000

Name of Class	Shares Allocated

Voya Solution 2045 Portfolio — Adviser Class	100,000,000
Voya Solution 2045 Portfolio — Service Class	100,000,000
Voya Solution 2045 Portfolio — Service 2 Class	100,000,000
Voya Solution 2045 Portfolio — Class T	100,000,000
Voya Solution 2050 Portfolio — Initial Class	100,000,000
Voya Solution 2050 Portfolio — Adviser Class	100,000,000
Voya Solution 2050 Portfolio — Service Class	100,000,000
Voya Solution 2050 Portfolio — Service 2 Class	100,000,000
Voya Solution 2050 Portfolio — Class T	100,000,000
Voya Solution 2055 Portfolio — Initial Class	100,000,000
Voya Solution 2055 Portfolio — Adviser Class	100,000,000
Voya Solution 2055 Portfolio — Service Class	100,000,000
Voya Solution 2055 Portfolio — Service 2 Class	100,000,000
Voya Solution 2055 Portfolio — Class T	100,000,000
Voya Solution 2060 Portfolio — Initial Class	100,000,000
Voya Solution 2060 Portfolio — Adviser Class	100,000,000
Voya Solution 2060 Portfolio — Service Class	100,000,000
Voya Solution 2060 Portfolio — Service 2 Class	100,000,000
Voya Solution 2060 Portfolio — Class T	100,000,000
Voya Solution Aggressive Portfolio — Initial Class	100,000,000
Voya Solution Aggressive Portfolio — Adviser Class	100,000,000
Voya Solution Aggressive Portfolio — Service Class	100,000,000
Voya Solution Aggressive Portfolio — Service 2 Class	100,000,000
Voya Solution Balanced Portfolio — Initial Class	100,000,000
Voya Solution Balanced Portfolio — Adviser Class	100,000,000
Voya Solution Balanced Portfolio — Service Class	100,000,000
Voya Solution Balanced Portfolio — Service 2 Class	100,000,000
Voya Solution Conservative Portfolio — Initial Class	100,000,000
Voya Solution Conservative Portfolio — Adviser Class	100,000,000
Voya Solution Conservative Portfolio — Service Class	100,000,000
Voya Solution Conservative Portfolio — Service 2 Class	100,000,000
Voya Solution Income Portfolio — Initial Class	100,000,000
Voya Solution Income Portfolio — Adviser Class	100,000,000
Voya Solution Income Portfolio — Service Class	100,000,000
Voya Solution Income Portfolio — Service 2 Class	100,000,000
Voya Solution Income Portfolio — Class T	100,000,000
Voya Solution Moderately Aggressive Portfolio — Initial Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Adviser Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Service Class	100,000,000
Voya Solution Moderately Aggressive Portfolio — Service 2 Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Initial Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Adviser Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Service Class	100,000,000
Voya Solution Moderately Conservative Portfolio — Service 2 Class	100,000,000

Name of Class	Shares Allocated

VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Initial Class	250,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Adviser Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Service Class	100,000,000
VY T. Rowe Price Diversified Mid Cap Growth Portfolio — Service 2 Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Initial Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Adviser Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Service Class	100,000,000
VY T. Rowe Price Growth Equity Portfolio — Service 2 Class	100,000,000
VY Templeton Foreign Equity Portfolio — Initial Class	100,000,000
VY Templeton Foreign Equity Portfolio — Adviser Class	100,000,000
VY Templeton Foreign Equity Portfolio — Service Class	100,000,000
VY Templeton Foreign Equity Portfolio — Service 2 Class	100,000,000

for a total of Twenty Billion, Six Hundred Million (20,600,000,000) shares classified into separate classes of Capital Stock, with Two Billion (2,000,000,000) being unclassified.

The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, Voya Partners, Inc. has caused this Articles Supplementary to be signed in its name and on its behalf by its Senior Vice President and witnessed by its Secretary as of the 7th day of April, 2015.

WITNESS:		VOYA PARTNERS, INC.

/s/ Huey P. Falgout, Jr.		/s/ Todd Modic
Name:	Huey P. Falgout, Jr.	Name:	Todd Modic
Title:	Secretary	Title:	Senior Vice President

Return Address:

Voya Partners, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of Voya Partners, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President